[USAA                        USAA MUTUAL FUND, INC.
EAGLE                    SUPPLEMENT DATED AUGUST 8, 2003
LOGO (R)]          TO THE STATEMENT OF ADDITIONAL INFORMATION
                             DATED DECEMBER 1, 2002



DELETE THE FIRST SENTENCE UNDER THE HEADING FOREIGN SECURITIES FOUND ON PAGE 7 OF THE STATEMENT OF ADDITIONAL INFORMATION AND INSERT THE FOLLOWING:

The Aggressive Growth, Growth, Growth & Income, Income Stock, First Start Growth, High-Yield Opportunities, Small Cap Stock, Capital Growth, and Value Funds may invest up to 20% of their assets and the Science & Technology Fund may invest up to 30% if its assets in foreign securities purchased in either foreign or U.S. markets, including American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs).



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